Exhibit 99.2 Gap Inc. Sonia Syngal Katrina O’Connell PRESIDENT & EXECUTIVE VICE PRESIDENT Fiscal 2020 CHIEF EXECUTIVE OFFICER & CHIEF FINANCIAL OFFICER FIRST QUARTER EARNINGS RESULTS

Forward Looking Statements / Non-GAAP Financial Measures Forward Looking Statements This conference call and webcast contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Forward-looking statements include statements identified as such in our June 4, 2020 press release. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. Additional information regarding factors that could cause results to differ can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2020, as well as the Company’s subsequent filings with the Securities and Exchange Commission. These forward-looking statements are based on information as of June 4, 2020. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. SEC Regulation G This presentation includes the non-GAAP measure free cash flow. The description and reconciliation of this measure from GAAP is included in our June 4, 2020 earnings press release, which is available on gapinc.com. 2

Statement from the CEO For us, the health and safety of our employees, customers and communities is our top priority. In working with industry partners and public officials to define Safe Shopping practices, we’re thrilled to be welcoming our teams and customers back to our stores. As we leverage the power of our brands, lean into the meaningful acceleration of our online business and scale North America openings over the coming months, we believe we’ll be well-positioned as this crisis subsides. SONIA SYNGAL, PRESIDENT & CEO, GAP INC. JUNE 4, 2020 3

Slowing the Spread Protecting the • On March 19, Gap Inc. closed all North American stores in order to slow the spread of COVID-19 safety of • Temporarily furloughed more than 80,000 employees in the US and employees, Canada, pausing pay but continuing to offer applicable benefits customers and Safely Reopening • As of June 1, we have reopened over 1,500 stores in North America communities working with the local government, led by health official guidelines, and in partnership with RILA and industry peers • Prioritizing health and safety of employees and customers: • Our employees will: wear masks, practice physical distancing, and wash and sanitize hands frequently • Our stores have: health guards at checkouts, increased cleaning and sanitization efforts and physical distancing guides in store Supporting Communities • Sourced millions of masks and other personal protective equipment to the healthcare community • Provided 200,000 masks for community organizations and raising money for causes with the greatest need • Responding to the demand from consumers who are trying to safely and responsibly restart their daily lives by producing masks for everyday use 4

Decisive Actions to Address COVID-19 Impact Gap Inc. has taken a number of precautionary actions to strengthen its financial flexibility in response to the COVID-19 pandemic: • Deferred Q1 FY20 Dividend; Suspended cash dividend and share buybacks for the remainder of FY20 • Reduced capital expenditures by ~50% vs. original plan • Reduced headcount and expenses across corporate functions • Realigned inventory purchases to expected demand • Extended payment terms with vendors • Suspended rent payments while stores were closed • Secured new financing arrangements: – Issued $2.25 Billion of Senior Secured Notes; partially used to redeem 5.95% notes due April 2021 – Secured a $1.868 Billion Asset Backed Credit Facility which remains undrawn; repaid prior $500M revolving credit facility 5

Connecting with Customers during crisis and beyond Our leading omni-channel platform is allowing our 60 million known customers to seamlessly shop with us from anywhere 40% INCREASE in customers migrating from retail only to multi-channel in Q1 2020 vs. last year ~2100 STORES operating as mini fulfillment hubs through Ship from Store(1) 500+ STORES offering contactless curbside pickup of online orders(1) (1) As of June 1, 2020 6

Well Positioned to Gain Share Post Crisis

Portfolio of Powerful Brands with Room to Grow

Two advantaged and growing brands in Old Navy and Athleta, playing in the value and active space, as well as improvement opportunities in Gap and Banana Republic. Ample opportunity to increase apparel market share currently only at ~5% in the U.S.

Leading Omni-Channel Platform

Large global presence of ~3,900 stores(1) complementing $4B e-commerce business representing ~25% of net sales in fiscal 2019

Scaled Operations with Long-Standing Relationships

Leveraging historically strong vendor, landlord relationships to manage inventory and rent

Financial Flexibility Through Historically Conservative Balance Sheet

History of strong cash flow generation and low levels of funded debt

Deeply Experienced Retail Leadership Team

Highly aligned leadership team taking decisive action to reduce costs and preserve cash

(1) Includes franchised stores

7

Revenue by Brand Powerful portfolio of brands that serves 60M known customers OLD NAVY 49% FY2019 GAP 28% $16B BANANA REPUBLIC 15% IN NET SALES ATHLETA 6% OTHER 2% 8

Significant Operating Cash Flow Generation >$1B cash from operations for 10+ years Provides financial stability and funds for growth investments $1.7B $1.6B $1.4B $1.4B $1.4B 2015 2016 2017 2018 2019 9

Deeply Experienced Retail Team Committed to Taking Decisive Action § Committed to taking SONIA KATRINA MARK NANCY MARY BETH swift and decisive SYNGAL O’CONNELL BREITBARD GREEN LAUGHTON action to reduce Chief Executive Chief Financial Head of Gap Head of Old Head of Athleta Officer Officer Inc. Specialty Navy (Interim) cost, manage Brands, Franchise and expenses and Asia Pacific preserve cash 16 16 25 25 25 15 36 27 20 1 § Benefit of refreshed board bringing JULIE SHAWN JOHN SALLY SHEILA wealth of GRUBER CURRAN STRAIN GILLIGAN PETERS experience Chief Legal Chief Operating Head of Chief Head of People and Officer E-Commerce Information & Culture Compliance and Officer & Head Officer Technology of Strategy 22 22 32 32 30 3 16 16 45 45 Years in Retail Years at Gap Inc. 10

Q1 2020 P&L Summary Primary Causes of Operating Loss: • Over 50% of the decline due to non-cash impairment charges for store/operating lease assets and inventory of $484 million and $235 million, respectively • 43% decline in net sales Q1 2020 Q1 Q1 vs. ($ Millions) 2020 2019 Q1 2019 Net Sales $2,107 $3,706 (43%) Gross Profit $268 $1,344 (80%) % of Sales 12.7% 36.3% (23.6 pts) Merchandise Margin B/(W) LY (13.7 pts) (120 bps) ROD % of Sales B/(W) LY (990 bps) (20 bps) Operating Expenses $1,512 $1,028(1) +47% % of Sales 71.8% 27.7% (44.1 pts) Operating Income (Loss) ($1,244) $316 (494%) % of Sales (59.0%) 8.5% (67.5 pts) Net Income (Loss) ($932) $227 (511%) Diluted EPS ($2.51) $0.60 (518%) 11 (1) Includes a $191 million gain on sale of building.

Q1 2020 Online Sales Growth (Year-Over-Year) +13% +20% +49% (2%) (5%) Online Sales Growth April = 40% May > 100% 12

Rationalizing Specialty Store Fleet Investing in faster-growing, more profitable brands Growing online Rationalizing Stores: Gap and Banana Republic Investing in Growth: Old Navy and Athleta NORTH AMERICA SPECIALTY STORE COUNT NORTH AMERICA STORE COUNT 1,397 886 1,300 807 1,214 718 2017 2018 2019 2020Q1 2020 EST. 2017 2018 2019 2020Q1 2020 EST. GAP INC 20% 22% 25% ONLINE AS A % OF SALES 2017 2018 2019 13

Significantly Reduced Cash Outflows Historically, capital expenditures represent ~4% of sales Stores IT Supply Chain Other 800 $726M $731M $705M $702M (1) 700 600 $524M Initial 500 Guidance ~$600M 400 Most reduction coming from stores capital 300 200 Revised Guidance 100 CAPITAL EXPENDITURES CAPITAL ~$300M 0 2015 2016 2017 2018 2019 2020E % OF 4.6% 3.4% 4.6% 4.3% 4.3% --- SALES (1) Excludes purchase of building in Q1 FY2019 14